EXHIBIT 10.10

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF; AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD OR IN ANY OTHER WAY TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS IN EFFECT AT THAT TIME OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.



Warrant No. TWC-002


                             STOCK PURCHASE WARRANT
                             ----------------------

                           To Subscribe for Shares of

                                  Common Stock

                                       of

                                 TurboWorx, Inc.



       THIS CERTIFIES THAT, for value received, Trautman Wasserman & Company, Inc. (the "holder"), is entitled to subscribe for and purchase from TurboWorx, Inc., formerly known as TurboGenomics, Inc., (the "Company") 708,881 shares of the Company's common stock, par value $.001 per share (the "Stock"), at an exercise price of $0.55 per share (with adjustments provided for herein, the "Warrant Price") at any time from the date hereof to and including the earlier to occur of (i) March 31, 2010; and (ii) the date on which the Company consummates an initial public offering of its capital stock registered under the Securities Act of 1933, as amended, subject to the terms and conditions stated in this Warrant (the "Warrant").

       1.     [RESERVED]

       2.     [RESERVED]

       3.     EXERCISE OF WARRANT

       The rights represented by this Warrant may be exercised by the holder, in whole or in part, by the surrender of this Warrant and delivery of an executed Exercise Notice in the form attached hereto to the Company at its principal office at any time or times within the period specified above, accompanied by payment for the Stock so subscribed for by certified or bank check. In the event of the partial exercise of the rights represented by this Warrant, a new Warrant representing the number of shares as to which this Warrant shall not have been exercised shall be promptly issued to the holder. In any event, such a new Warrant and a certificate or certificates for the Stock purchased shall be delivered by the Company to the holder not later than ten days after payment is made for the purchased Stock.

       Notwithstanding anything herein to the contrary, in lieu of exercising this Warrant as hereinabove permitted, the holder may elect to receive shares of Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Exercise Notice, in which event the Company shall issue to the holder that number of shares of Stock computed using the following formula:

                               SAS = WS X (CP-WP)
                                     ------------
                                          CP

Where:

              SAS equals the number of shares of Stock to be issued to the holder; and

              WS equals the number of shares of Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation); and

              CP equals the Closing Price (as hereinafter defined) as of the date of exercise. "Closing Price" on any day shall mean, in the absence of an established market for the Company's Common Stock, the valuation per share as determined in good faith by the Board of Directors; PROVIDED, HOWEVER, that where there exists a public market for the Common Stock at the time of such exercise, the Closing Price per share shall be equal to the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the
                     Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of the Closing Price. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the Closing Price per share shall be equal to the per share offering price to the public of the Common Stock issued in the initial public offering; and

              WP     equals the per share Warrant Price.

       In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Stock so purchased, registered in the name of the holder, shall be delivered to the holder hereof within a reasonable time, not exceeding twenty-five (25) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant of like tenor representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any issue tax imposed on exercise of this Warrant for Stock, PROVIDED, HOWEVER, that the holder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder as reflected upon the books of the Company.

       Notwithstanding the foregoing or anything to the contrary herein, this Warrant may be exercised only upon the delivery to the Company of any certificates, legal opinions, or other documents reasonably requested by the Company or its counsel to satisfy the Company and its counsel that the proposed exercise of this Warrant may be effected without registration under the Securities Act of 1933, as amended. The holder shall not be entitled to exercise this Warrant, or any part hereof, unless and until such certificates, legal opinions or other documents are reasonably acceptable to the Company and its counsel.

       4.     VALIDITY OF ISSUE

       The Company warrants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Stock to provide for the exercise of the rights represented by this Warrant.

       5.     ADJUSTMENTS TO PREVENT DILUTION

       (a) If and whenever the Company shall issue or sell any shares of Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then upon such issue or sale, the Warrant Price shall be recalculated (and if applicable reduced, but in no event thereby increased) to a price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (aa) the number of shares of Stock outstanding immediately prior to such issue or sale multiplied by the then existing Warrant Price, and (bb) the consideration, if any, received by the Company upon such issue or sale by (ii) the total number of shares of Stock outstanding immediately after such issue or sale.

              (1)    If at any time the  Company  shall in any manner  grant any options  or  rights  to  subscribe  for  or  to  purchase  Stock  or  securities convertible into Stock ("Convertible Securities") or shall issue or sell any Convertible Securities and the price per share for which Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities [determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or for the issuance or sale of Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities] shall be less than the Warrant Price in effect immediately prior to the time of the granting of such rights or options or the issuance or sale of such Convertible Securities, then the total maximum number of shares of Stock issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities shall (as of the date of granting of such rights or options or the issuance or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Warrant Price shall be made upon the actual issue of such Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Stock upon conversion or exchange of such Convertible Securities. Unless a provision of any other paragraph of this Section 5 controls, if the price per share for which Stock is issuable upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities shall change at any time, the Warrant Price then in effect shall forthwith be adjusted or readjusted to such Warrant Price as would have obtained had the adjustments made upon the issuance or sale of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and (b) the assumption that the remaining outstanding options, rights, or Convertible Securities were originally issued at the time of such change. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Price then in effect shall forthwith be readjusted to such Warrant Price as would have obtained had the adjustments made upon the issuance or sale of such rights or options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities and
(b) the issuance or sale of any such options, rights or Convertible Securities as remain outstanding after said expiration or termination.

              (2) If the Company shall declare a dividend, or make any further distribution upon any capital stock of the Company, payable in Stock or Convertible Securities, then any Stock or Convertible Securities (as the case may be) issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; and in addition to the adjustment of the Warrant Price required by this Section 5(a), the number of shares of Stock issuable upon exercise of this Warrant shall be proportionately increased so that the holder upon exercise of this Warrant shall be entitled to receive the same number of shares of Stock which it would have received if it had exercised this Warrant in full immediately prior to the date for determining stockholders entitled to receive such dividend or distribution.

              (3) If any shares of Stock or Convertible Securities or any rights or options to purchase any such Stock or Convertible Securities shall be issued for cash, then the consideration received shall be deemed to be the amount received by the Company, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Stock or Convertible

Securities  or any rights or options to purchase  any such Stock or  Convertible
Securities shall be issued for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the value of such consideration as determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

              (4) If the Company shall take a record of the holders of its Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Stock or in Convertible Securities, or (ii) to subscribe for or purchase Stock or Convertible Securities, then for purposes of this Warrant such record date shall be deemed to be the date of the issue or sale of the shares of Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

       (b) If the Company shall declare a dividend upon any Stock of the Company payable otherwise than as a cash dividend paid out of current earnings, or in Stock or Convertible Securities, then the Warrant Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal to the fair value of the dividend per share of the Stock outstanding at the time of such declaration as determined by the Board of Directors of the Company. Such reduction shall take effect as of the date on which a record is taken for the purpose of such dividend or, if a record is not taken, the date as of which the holders of Stock of record entitled to such dividend are to be determined.

       (c) If the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares, then the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares issuable upon exercise of this Warrant shall be proportionately increased; and conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares issuable proportionately reduced.

       (d) Except as provided in paragraph (c) of this Section, if any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation") shall be effected, then as a condition of such recapitalization, reclassification, consolidation, merger, or conveyance, lawful and adequate provision shall be made whereby the holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the right represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Stock equal to the number of shares of such Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such recapitalization, reclassification, consolidation, merger or conveyance not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the warrant price and of the number of shares purchasable upon the exercise of this warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. Except as hereinafter provided, the Company shall not effect any consolidation or merger unless prior to the consummation thereof the successor corporation shall assume by written instrument executed and mailed to the holder at its address registered on the books of the Company the obligation to deliver to the holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. Notwithstanding the foregoing, in the event of a merger or consolidation in which the Company is not the surviving entity, if the Company concludes that it will be unable to satisfy the conditions of this paragraph without a material adverse effect on the terms of such proposed transaction, then the Company shall have the option, prior to or contemporaneously with the closing of such merger or consolidation, to purchase the Warrant from the holder at its then fair value, having regard to both the spread between the Warrant Price and the value of the consideration to be received in the transaction and the remaining term of the Warrant. The Company and the holder of the Warrant shall agree on such fair value or, in the event they are unable to agree, shall submit the question of fair value to binding arbitration before a single arbitrator sitting in New Haven, Connecticut, under the commercial rules of the American Arbitration Association (any cost of arbitration to be borne by the Company).

       (e) Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the holder of this Warrant at its address registered on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the increased or decreased, if any, number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       (f) This Section 5 shall not apply to the issuance of Stock, or options therefor, (i) in the next round of financing raised by the Company if such equity is common stock or debt convertible into common stock, or Preferred Stock or debt convertible into or with a right to buy Preferred Stock attached, provided however in either case a minimum of $5,500,000 is raised; (ii) to officers or employees of, or consultants to, the Company pursuant either to the Company's 2000 Stock Plan, including amendments thereto, or to future stock plans of like kind, all such amendments or plans as approved by a majority of the Board of Directors of the Company and subject to an aggregate cap of 2,700,000 shares as adjusted for splits, combinations, and reclassifications, and (iii) to officers or employees of, or consultants to, the Company pursuant to any agreements for Stock heretofor granted by the Company.

       (g)    Upon each  adjustment  of the  Warrant  Price as  provided in this
Section 5, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

       6.     NOTICE OF REORGANIZATIONS, ETC.

       In case at any time:

       (a) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation; or

       (b) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in each one or more of said cases, the Company shall give at least the same notice as is provided to the Company's shareholders, by first class mail, postage prepaid, addressed to the holder at its address registered on the books of the Company of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which shareholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (iii) the date on which such reclassification, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the holders of Stock of record shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation, or winding up, as the case may be.

       7.     ISSUANCE OF ADDITIONAL STOCK

       The Company shall give to the holder at least the same notice as is provided to the Company's shareholders, by first class mail, postage prepaid, addressed to the holder at its address registered on the books of the Company, of the record date for determining the holders of Stock who shall be granted rights as a class to subscribe for or to purchase, or any options for the purchase of, Stock or Convertible Securities, to the end that the holder may exercise its rights to acquire Stock under this Warrant, by delivery of an executed Exercise Notice in accordance with Section 3 prior to said record date, and may thereby receive the same rights as other holders of Stock on said record date.

       8.     INVESTMENT REPRESENTATION

       The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the underlying shares of Stock. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that it is acquiring such securities for its own account and not with a view to any offering or distribution in violation of applicable securities laws.

       9.     REGISTRATION RIGHTS

       In the event that the Company determines that it will file a registration statement under the Securities Act of 1933, as amended (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing securities holders) on any form that would also permit the registration of the Stock and such filing is to be made on its behalf and/or on behalf of selling holders of its securities for the general registration of its securities to be sold for cash, at such time the Company will, within forty-five (45) days following such determination, give to the holder written notice by registered mail of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than thirty (30) days from the date of such notice, and advising the holder of his, her or its right to have the Stock included in such registration. Upon the written request of the holder received by the Company no later than thirty (30) days after the date of the Company's notice, the Company will use all reasonable efforts to cause to be registered under the Securities Act of 1933, as amended, all of the Stock that the holder has so requested to be registered. If, in the written opinion of the managing underwriter or underwriters (or, in the case of a nonunderwritten offering, in the written opinion of the placement agent, or if there is none, the Company), the total amount of such securities to be so registered, including the Stock, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to the then current value of such securities; or (ii) without otherwise materially and adversely affecting the entire offering, then the amount of Stock to be offered for the account of the holder and any other person who has been granted similar rights will be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the recommended amount.

       10.    MISCELLANEOUS

       (a) For the purposes of Section 5, the term "Stock" shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

       (b) This Warrant shall not entitle the holder to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for any purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

       (c) This Warrant is exchangeable, upon the surrender hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase each number of shares as shall be designated by said holder at the time of such surrender.

       (d) This Warrant and any terms thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the holder and the Company. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Connecticut. The descriptive headings of the several sections and paragraphs in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

       (e) Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section 10(e), be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, cancel this Warrant and pay a sum in cash equal to the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company).

       (f) If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

       10.    TRANSFER AND REGISTRATION

       (a) If any proposed transfer, in whole or in part, of this Warrant or the Stock issuable upon exercise of this Warrant might reasonably involve a public offering of the same contrary to the investment representations in
Section 8, the Company may require, as a condition precedent to such transfer, an opinion of counsel, satisfactory to it, that the proposed transfer will not involve a public offering which is required to be registered under the Securities Act of 1933. However, no such requirement shall be imposed during such time as a new registration statement or a post-effective amendment thereof covering the Stock or part thereof being transferred is in effect. Subject to the foregoing, this Warrant and all rights hereunder is transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant duly executed by the holder or its agent or attorney.

       (b) This Warrant and the name and address of the holder have been registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the absolute owner of this Warrant for all purposes.


                      THIS SPACE INTENTIONALLY LEFT BLANK.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President as of the 31st day of March, 2003.


                                        TURBOWORX, INC.



                                        By:__________________________
                                        Name:  Jeffrey C. Augen
                                        Title: President



(SEAL)

Attest:


_____________________________________
Name:    Andrew H. Sherman
Title:   Vice President of Operations

                                 EXERCISE NOTICE


TO:  TurboWorx, Inc.


       The undersigned owner of the accompanying Warrant hereby irrevocably exercises the option to purchase ____________ shares of Stock in accordance with the terms of such Warrant, directs that the shares issuable and deliverable upon such purchase (together with any check for a fractional interest) be issued in the name of and delivered to the undersigned, and makes payment in full therefor at the Warrant Price provided in such Warrant.


COMPLETE FOR REGISTRATION OF SHARES OF STOCK ON THE STOCK TRANSFER RECORDS MAINTAINED BY THE COMPANY:


________________________________________________________________
Name of Warrant Holder


________________________________________________________________
Address


________________________________________________________________
Social Security or Federal Identification Number


Signature:_______________________________

Date:____________________________________

                                   ASSIGNMENT



       FOR  VALUE  RECEIVED  ___________________________________  hereby  sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of the Stock covered thereby set forth hereinbelow, unto


                                            Social Security
                                            or Federal                   No.
Name of                                     Identification               of
Assignee     Address                        Number                       Shares
--------     -------                        ---------------              ------




















Signature:        ________________________

Address:          ________________________

                  ________________________

                  ________________________

Date:             ________________________